Exhibit 99.1
Presentation Improved Superior Proposal for IPC Shareholders May 2009

Cautionary Note Regarding Forward-Looking Statements This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward- looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the improved Validus amalgamation offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus' or IPC's risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus' limited operating history; 9) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 10) adequacy of Validus' or IPC's loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus' or IPC's ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus' or IPC's investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer for IPC, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC's most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Additional Information about the Proposed Acquisition and Where to Find It: This presentation relates to the Exchange Offer by Validus to exchange each issued and outstanding common share of IPC for 1.1234 voting common shares of Validus and $3.00 in cash. This presentation is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange included in the Registration Statement on Form S-4 (including the letter of transmittal and related documents and as amended and supplemented from time to time, the "Exchange Offer Documents") that Validus has filed or may file with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents. This presentation is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC's shareholders in connection with the proposed acquisition, including the definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the "Opposition Proxy Statement") sent by Validus to IPC shareholders. Validus has also filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus voting common shares in connection with the proposed transaction between IPC and Validus (the "Validus Share Issuance Proxy Statement"). In addition, Validus has filed preliminary proxy statements with the SEC in connection with the Scheme of Arrangement (the "Scheme of Arrangement Proxy Statements"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT, THE SCHEME OF ARRANGEMENT PROXY STATEMENTS AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC's website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000. Participants in the Solicitation: Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus' executive officers is available in Validus' proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC's Flawed "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Validus Increases Offer for IPC Holdings On May 18, 2009, Validus announced that it has delivered an increased offer to the Board of Directors of IPC IPC shareholders will receive $3.00 in cash and 1.1234 Validus voting common shares for each IPC common share The increased offer provides IPC shareholders with total consideration of $30.14 per IPC share based on Validus' closing price on May 15, 2009 21.9% premium using IPC and Validus closing share prices as of March 30, 2009, the last trading day before the announcement of Validus' initial offer 13.2% premium to IPC's May 15, 2009 closing price 1 Calculated using closing prices for VR and IPC of $24.16 and $26.63 as of 5/15/09 respectively, the last trading prior to the announcement of the improved Validus offer

Executive Summary Validus is committed to its Superior Proposal to acquire IPC Compelling Strategic Rationale - creates a leading short-tail reinsurance platform Superior Current Value - 21.9% premium to 3/30/2009 share prices1 and 13.2% premium to 5/15/2009 share prices2 Superior Long-Term Value - Profitable diversification with strong growth prospects The Max transaction provides IPC with a flawed balance sheet and volatile, underperforming currency IPC's "strategic process" was critically flawed; onerous deal-protection terms in the Max / IPC agreement have forced Validus to bring its proposal directly to shareholders Validus has a clear path to complete an acquisition of IPC on a timely basis 1. Soliciting IPC shareholders to vote "AGAINST" the inferior Max transaction 2. Commenced Exchange Offer for IPC shares 3. Scheme of Arrangement through Bermuda Court Closing of Validus transaction can be accomplished by IPC shareholders without the cooperation of the IPC Board (in the case of the Scheme of Arrangement, once sanctioned by the Supreme Court of Bermuda) 1 The last trading day prior to the announcement of the initial Validus offer 2 The last trading day prior to the announcement of the improved Validus offer

Timeline 3/31/2009: Validus Announces Superior Proposal at 18% Premium 1 12/5/2008 : Max Submits Preliminary Proposal to IPC 3/27/2009: IPC and Max File Preliminary Proxy 3/2/2009: Announcement of At-Market IPC / Max Amalgamation 2/27/2009: IPC Files Form 10-K 6/26/2009: Validus Exchange Offer Closes 1Q 2008: IPC Hired JPMorgan to Conduct a Strategic Review Process, Contacting 8 Parties 10/26/2008: IPC Advisors Initially Contacted Max; Subsequently Notified Validus it Would Not be Invited to Participate 4/7/2009: IPC Declines to Deem Validus Offer Superior 6/12/2009: IPC / Max Shareholder Vote 4/9/2009: Validus Files Preliminary "Vote No" Proxy 5/18/2009: Validus Increases Value of Proposal at 21.9% Premium 1 5/12/2009: Validus Commences Exchange Offer 4/28/2009: Validus Commences Litigation to Challenge Termination Fee and "No-talk" Provision 4/30/2009: Validus Announces Path to Completion Key Events in the Timeline of the Validus Superior Offer Max / IPC Actions Validus Actions 1 Using prices as of 3/30/09, the last trading day prior to announcement of the initial Validus offer

Grading the Transactions: Key Considerations Validus / IPC Pro Forma Max / IPC Pro Forma Premium For IPC Shareholders ? ? Strategic Rationale ? ? Attractiveness of the Pro Forma Currency ? ? Business Model and Business Prospects ? ? Earnings Potential ? ? Balance Sheet Strength ? ? Historical Track Record of Performance ? ? Path to Completion ? ? Downside Risk from Rejection of Offer ? ?

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC's Flawed "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Reinsurance Overview Reinsurer Reinsurer Primary Carrier "Cedant" Risks Risks Risks Insurance Contracts Retrocession Reinsurance Contracts Reinsurance is a mechanism used by insurance companies to spread the risks assumed from policyholders Reinsurance enlarges the primary carrier's underwriting capacity Reinsurance contract is an insurance policy issued by one company - the reinsurer - to another company called the primary carrier or ceding company (the "cedant") The cedant is the insurer that underwrites the policy initially, and then later shifts part or all of the liability for coverage to a reinsurer by purchasing insurance Reinsurance provides reimbursement to the cedant for claims payments covered by the agreement providing protection to the cedant against frequent or severe losses Short-tail risks, such as storms, are risks that are knowable within one-year. Long-tail risks, such as product liability, may take several years for claims to materialize Underwriting capacity is the amount of business an insurer can underwrite and is limited by the level of equity of the business Industry Structure

Validus Holdings, Ltd. Business Summary LTM Share Price Performance Financial Summary Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. ("Validus Re") and Talbot Holdings Ltd. ("Talbot") Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd's insurance market through Syndicate 1183 Validus Re is rated "A-" ("Excellent") by A.M. Best 2008 Gross Premiums Written Source: SNL, FactSet and Company filings

IPC Holdings, Ltd. Business Summary LTM Share Price Performance Financial Summary 2008 Gross Premiums Written IPC Holdings, Ltd., through its wholly-owned subsidiary IPCRe Limited, provides property catastrophe reinsurance and, to a limited extent, aviation, property-per-risk excess and other short- tail reinsurance on a worldwide basis IPC's operations are carried on throughout the United States, the United Kingdom, Europe, Japan, Australia and New Zealand IPCRe is rated "A" by A.M. Best with a negative outlook Source: SNL, FactSet and Company filings

Max Capital Group Ltd. Business Summary LTM Share Price Performance Financial Summary Operating from offices in Bermuda, Ireland, the U.S. and at Lloyd's, Max Capital Group Ltd. is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers Max serves clients ranging from Fortune 1000 companies to small owner-operated businesses Simultaneous shift of investment and underwriting strategy Max is rated "A-" ("Excellent") by A.M. Best 2008 Gross Premiums Written Source: SNL, FactSet and Company filings

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC's Flawed "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Overview of the Improved Validus Superior Proposal Note: Closing prices of VR and IPCR were $24.91 and $25.41 as of 3/30/09 and $24.16 and $26.63 as of 5/15/09, respectively 1A merger under Bermuda law is effected via a plan of amalgamation. Alternatively, deal may be structured as an exchange offer or scheme of arrangement

Source: FactSet; Pricing through 5/18/2009 1 Calculated as VR share price multiplied by 1.2037x exchange ratio until 5/18/2009, when calculated as VR share price multiplied by 1.1234x exchange ratio plus $3.00 in cash 2 Excludes weekends and holidays Superior Financial Proposal - Superior Value IPC Share Price vs. Validus Offer Price 1 $ Premium to IPC Share Price 2 Median $ Premium: $1.85 $29.76 $26.84 Validus Announces Initial Offer @ 18% Premium Validus Announces Improved Offer Validus Announces Three Part Plan

A Superior Proposal for IPC Shareholders Superior value proposition for IPC shareholders 21.9% premium to 3/30/2009 share price1 and 13.2% premium to 5/15/2009 prices2 Maintaining a meaningful premium since announcement Validus stock is an attractive investment with ample liquidity, low volatility, strong trading performance and an attractive pro forma dividend Combined entity with a GAAP capital base of $3.9bn3 Creates a leading Bermuda carrier in the short-tail reinsurance and insurance market with a global underwriting platform Superior long-term growth and return prospects Quality diversification in profitable lines Strong balance sheet with less exposure to equity/alternative asset risk and lower financial leverage than Max's proposal A combination with Validus creates greater current value and long-term prospects for IPC shareholders 1 The last trading day prior to the announcement of the initial Validus offer 2 The last trading day prior to the announcement of the improved Validus offer 3 Pro forma shareholders' equity as of 12/31/2008 plus bank loan payable and debentures payable

Superior Proposal - High Quality Investment Validus Max 1 Measured prior to 3/2/09 announcement of Max / IPC transaction. Source: Bloomberg 2 During the 260 business day (approximately one year) period prior to the announcement of the Max Amalgamation. Source: Bloomberg 3 Total shareholder return based on the closing prices on May 18, 2009 and July 24, 2007. Source: FactSet 4 Based on Validus' $0.80 per share dividend multiplied by the exchange ratio 1.1234x and on IPC's current dividend The Validus offer provides a premium to IPC shareholders with an attractive investment in VR stock ? ? ? ? Superior Liquidity Trading Dollar Volumes 1 3 month - $11.3 million 6 month - $9.7 million Trading Dollar Volumes 1 3 month - $6.7 million 6 month - $7.6 million Reduced Volatility Annualized Daily Volatility 2 61.0 Annualized Daily Volatility 2 79.4 Trading Performance (Including Dividend) Since Validus IPO Up 12.0% 3 Since Validus IPO Down 32.9% 3 Pro Forma Dividend Per IPC Share $0.90 per share 4 $0.88 per share 4

Superior Pro Forma Financial Strength Validus / IPC Pro Forma Max / IPC Pro Forma Stockholders' Equity $3.53 Billion $2.97 Billion Total Debt / Capitalization 1.9% 9.6% Total Debt + Hybrids / Capitalization 9.7% 9.6% Alt. Inv + Equities / Stockholders' Equity 10.3% 37.6% Reserve Additions Req'd Upon Closing None $130 Million The Validus transaction provides IPC shareholders with superior financial strength ? ? ? ? ? Note: Data as of 12/31/08 Source: Validus analysis and Max / IPC Form DEFM14A filed 5/7/09

The Validus Offer Creates a Larger, Better-Capitalized Entity Source: Public filings; pro forma for Max /IPC is as per Max / IPC Form DEFM14A filed 5/7/09 A Pro Forma Comparison of 12/31/08 Shareholders' Equity Validus / IPC Results in 19% More Shareholders' Equity Than Max / IPC $ in Billions

Strategic Advantages for a Combined Validus/IPC Reinsurance industry capital and capacity has been materially depleted U.S. Statutory surplus was down 11%, or ~$60 billion in 20081 Limited access to replacement capital and new capacity Disrupted capital markets and depressed valuations mean reloading by incumbents is difficult/expensive Hedge fund issues limiting collateralized capacity and sidecar activity Cat bond market is less of a competitive threat Further challenges in new company formations Demand for reinsurance is increasing Primary companies facing capital depletion with constricted capital alternatives Need to manage risk leaves reinsurance as one of the few capital alternatives available Market Opportunities Strategic Advantages of a Large Capital Base Stronger relationships with major reinsurance intermediaries Following recent acquisitions, top two brokers hold 70% market share2 Increased opportunities for role as lead/quoting market Opportunity for differentiated price or "special layer" in property catastrophe lines Highly public asset quality issues leading buyers to rethink counterparty risk Combined company becomes "go-to" market capitalizing on dislocation Opportunity to expand into longer-tail lines if/when market conditions warrant 1 Source: A.M. Best Company 2 Source: Business Insurance

Validus is Diversified in Short-Tail Specialty Classes Validus Re Gross Premiums Written (GPW) 2008 GPW Total: $687.8 million 2008 GPW of $1.36 billion Balanced by Class: 46% Property, 29% Marine, 25% Specialty Note: $1.36bn consolidated GPW reflects $34.3mm intersegment eliminations; $687.8mm and $709.0mm segment GPW do not reflect intersegment eliminations Talbot Gross Premiums Written (GPW) 2008 GPW Total: $709.0 million

The Validus Business Model Offers Higher Quality Diversification Professional Liability ($201 mm) Property ($151 mm)4 Excess Liability ($134 mm) Aviation ($85 mm) Agriculture ($80 mm) Rate Trend3 Rate Trend3 Property ($317 mm) Marine ($287 mm) War and Terrorism ($154 mm) Marine and Energy Reinsurance ($109) Aviation and Aerospace ($82 mm) $1,034 million in "Diverse" 2008 Gross Written Premium2 $1,012 million "Diverse" 2008 P&C Gross Written Premium1 "The shorter-tail lines, particularly in reinsurance - property and aviation - have been experiencing some price increases...the longer-tail lines of business have been flat..." Marty Becker, Chairman and CEO of Max Capital (as quoted in Reactions, February 2009) Source: Max and Validus Form 10-Ks for fiscal year ended December 31, 2008 1 P&C Business only, excludes $242 million in life and annuity reinsurance 2 Excludes $328 million in property catastrophe reinsurance gross written premium in 2008 3 Willis Re 1st View; Council of Insurance Agents and Brokers; Aon Performance Market Outlook; Company Filings 4 Insurance premium only; excludes $99 million in property and property catastrophe reinsurance premium because property catastrophe premium is not separately identified Max's Top 5 2008 Lines of Business1 Validus Top 5 2008 Lines of Business2

Focused on Short-Tail; Majority Non-Cat Note: Based on 2008 GPW except ACGL which is NPW Source: SEC filings and other public disclosures A combination of Validus and IPC creates a well-diversified company without outsized cat exposure

Validus' Balance Sheet Has Lower Embedded Risk Peer Comparison: Total Investment Leverage 1 and Alternatives Leverage Source: Public filings as of 12/31/09 1 Defined as cash and total invested assets / common shareholders' equity 2 Alternatives includes investment funds, hedge funds, limited partnerships, private equities, credit funds and high-yield bond funds All else equal, companies with lower asset leverage are less susceptible to fluctuations in valuations 2 Total Investments as a % of Common Equity Alternatives Leverage as % of Common Equity

Pro Forma Max / IPC Pro Forma Validus / IPC Validus Has a Stronger, More Conservative Portfolio with Less Market Risk $3.3 billion $5.5 billion $2.2 billion $5.4 billion $7.6 billion The IPC / Max transaction would increase IPC shareholders' exposure to alternative investments from 8.6% to 30.7% of combined shareholders' equity Alt Inv. / shareholders' equity: 30.7% Equities / shareholders' equity: 6.9% Total 37.6% Source: Validus, Max and IPC Form 10-Ks for fiscal year ended December 31, 2008; pro forma for Max /IPC is as per Max / IPC Form DEFM14A filed 5/7/09 Alt. Inv. / shareholders' equity: 4.5% Equities / shareholders' equity: 5.8% Total 10.3%

Superior Growth in Validus Shareholder Value Source: Public Filings, SNL Financial 1 2005-2008 CAGR of Diluted BVPS, including accumulated dividends 2 Max's 2005 and 2006 Diluted BVPS figures are calculated using the treasury stock method and 2007 and 2008 figures are from Public Filings 3-Year CAGR: 13.2% 1 3-Year Evolution in Diluted Book Value Per Share Plus Accumulated Dividends 3-Year CAGR: 8.8% 1 2

Validus Has a Superior Record of Underwriting Performance Historically, Max's Results Have Been Driven by Alternative Investments and Lack of Underwriting Profit Comprehensive Income Per Share Contribution 2006 2007 2008 VR: $3.12 VR: $5.94 VR: $0.51 MXGL: $3.01 MXGL: $4.77 MXGL: $(3.54) Validus Max Max's income has historically depended on hedge fund returns Source: Validus and Max Form 10-Ks for fiscal year ended December 31, 2008

IPC Has Greater Earnings Power With Validus More effective use of IPC aggregate Shift business away from nationwide accounts IPC generated $221.9 million in GPW from $1.25 billion of U.S. aggregate in 2008 Validus generated $431.3 million of GPW from $1.44 billion of U.S. aggregate in 2008 Addition of non-cat lines to IPC Bermuda platform $284.4 million gap between IPC and Validus Re in 2008 on similar capital bases Lower marginal costs Scalability of Validus Re platform and VCAPS Enhanced reinsurance market presence Greater share of non-cat business Private layer transactions Provide additional capital to Talbot Expansion of aggregates for terrorism and other specialty lines Greater capacity for Onshore Energy, Aviation 1 Max investor presentation dated March 2009, p. 8 2 IPC's 2008 combined ratio was 56.4% 3 Max investor presentation dated March 2009, p. 9 4 Source: IPC and Validus Form 10-Ks for fiscal year ended December 31, 2008 IPC With Max IPC With Validus 3 "We expect to reduce CAT premiums in 2010 by $50 - $75 million" 1 Highest margin business Based on 2008 IPC margins, implies $22 - $32 million loss of profit 2 "Expect each $1 of catastrophe business would be replaced with 2.5x to 3.0x of other business, depending on class" 3 Catastrophe rates are increasing rapidly while those in many of Max's other business lines are not "50% to 60% combined ratio in property is equivalent to achieving a 80% to 87% combined ratio based on higher (2.5x to 3.0x) premium leverage" 3 Max's 2008 accident year combined ratio was 110.6%

A Superior Proposal for IPC Shareholders A combination with Validus creates greater current value and long-term prospects for IPC shareholders Superior value proposition for IPC shareholders 21.9% premium to 3/30/2009 share price1 and 13.2% premium to 5/15/2009 prices2 Maintaining a meaningful premium since announcement Validus stock is an attractive investment with ample liquidity, low volatility, strong trading performance and an attractive pro forma dividend Combined entity with a GAAP capital base of $3.9bn3 Creates a leading Bermuda carrier in the short-tail reinsurance and insurance market with a global underwriting platform Superior long-term growth and return prospects Quality diversification in profitable lines Strong balance sheet with less exposure to equity/alternative asset risk and lower financial leverage than Max's proposal 1 The last trading day prior to the announcement of the initial Validus offer 2 The last trading day prior to the announcement of the improved Validus offer 3 Pro forma shareholders' equity as of 12/31/2008 plus bank loan payable and debentures payable

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC's Flawed "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Flawed "Strategic Process" Conducted by IPC The "strategic process" followed by IPC limited its ability to realize full value for IPC shareholders In its "strategic process," IPC specifically excluded a number of parties (including Validus) which might have offered superior value to IPC shareholders "...narrow[ed] the field of potential counterparties to meet with..."1 "...excluded parties that IPC believed were not appropriate counterparties for a business combination."1 IPC's financial advisor specifically notified Validus management that Validus would not be invited to participate Following this process, IPC signed an at-market "merger of equals" with Max in which IPC shareholders receive no consideration IPC has gone so far as to publicly suggest that even if the proposed Max amalgamation is voted down, it will ignore the will of its shareholders and not engage in discussions with Validus 1 Max / IPC Form DEFM14A filed 5/7/09

The IPC / Max Amalgamation Agreement is a Takeover of IPC by Max Though the IPC Board has asserted it has entered into a merger of equals, it is clear that the proposed Max amalgamation is really a takeover of IPC by Max Combined company would be named "Max Capital Ltd." Existing Max management will have all of the most important senior management roles in the combined company, including president and chief executive officer, chief operating officer, chief financial officer and general counsel Only IPC executives joining combined management team will be treasurer and corporate secretary IPC's CEO entered into a retirement and consulting agreement Max is shifting IPC's business strategy and cutting back its franchise IPC explicitly considered run-off as an alternative in its "strategic process" Source: Max / IPC Form DEFM14A filed 5/7/09 and Max press releases and presentations

Precedent Transaction Analysis Comparison of Price / Book Multiples for Selected Bermuda Reinsurance Transactions 1 1 Purchase price based on VR close price on 5/15/09, the last trading day prior to the announcement of the Validus improved offer, 1.1234x exchange ratio and $3.00 in cash, 55.943mm IPC common shares outstanding and IPC book value as of 12/31/08 2 Median purchase price /book multiple for all property and casualty insurance transactions with the target based in Bermuda in the last five years with a transaction value greater than $100 million. Source: SNL 3 IPC share price as of the trading day prior to announcement of the Max / IPC amalgamation divided by diluted book value per share as of 12/31/08 Source: IPC 2008 Form 10-K Source: SNL and company filings 2 3 The Validus' offer is at a significant premium to the market valuation of IPC and at a higher price / book multiple than precedent transactions

The Max Amalgamation Agreement Reflects Poor Corporate Governance We believe that the flawed strategic process that provided no consideration combined with the various protection provisions in the Max Amalgamation Agreement amounts to an abdication by IPC's Board of its fiduciary duties Despite conducting a very limited process before signing with Max, IPC agreed to a transaction agreement with burdensome deal protection mechanisms that severely restrict the ability of competing bidders to emerge $50 million termination fee (5.2% of agreed transaction value1) - Far in excess of customary termination fee amounts U.K. takeover code limits termination fees to 1% of equity value Mean of 2.9% in all transactions between $500 million and $3.0 billion over the last five years Validus has commenced litigation challenging the validity of such a punitive fee "Force the vote" provision in which neither party can terminate other than for specific reasons prior to a negative shareholder vote Onerous "no talk" provision in which IPC's management and Board are not allowed to communicate, let alone negotiate, with any counterparty unless the agreement is terminated (including following rejection of the agreement by IPC shareholders) 1 $959 million transaction value for Max Capital as per Bloomberg as of 5/7/09

Global Transactions - $500 million to $3.0 billion The IPC / Max Termination Fee Exceeds Precedents 1 $50 million fee divided by $959 million transaction value for Max Capital as per Bloomberg as of 5/7/09 Source: Thomson Median Termination Fee as a % of Equity Value The Max / IPC termination fee is off-market and illustrates poor corporate governance U.K. takeover code limits termination fees to 1% of equity value Global Financial Institutions Transactions - $500 million to $3.0 billion Max / IPC 1 5.2%

IPC's Board and Max Management Have an Incentive to Defend Max Transaction; Limited Alignment with IPC Shareholders Director Beneficial Share Ownership Joining Max Board? Kenneth Hammond 891 YES James P. Bryce 324,524 NO Mark Bridges 891 YES Michael Cascio 891 YES Peter C. Christie 891 YES L. Anthony Joaquin 891 YES Anthony P.D. Lancaster 891 YES Source: Max / IPC DEFM14A filed 5/7/09 All of IPC's independent directors will be on the board of the combined company Max executives vest 50% of their Max stock options and restricted shares upon a combination with IPC despite gaining management control Further, IPC's Board is incentivized to pursue the Max amalgamation and have limited shareholdings to align their interests

Validus' Management Team is More Accountable to Shareholders 2008 Comprehensive Income 2008 ROAE Bonus Compensation for CEO CD&A Rationale 1 Validus' management must earn their cash bonuses Max Validus $(200.4 million) (12.2%) $1,700,000 $45.3 million 2.7% $0 Source: Public filings and SNL Financial 1 From Amended 2008 Form 10-K filed 4/1/09 for Max and Proxy for Validus "For 2008, our Compensation Committee normalized operating return on equity as a result of our investment results...in response to the unprecedented turmoil in the U.S. and global financial markets" "Company did not meet the financial guidelines... annual incentive pool was not allocated to our named executive officers"

"If the vote is against the agreement with Max it does not mean we have a deal with Validus" - Ken Hammond IPC Board would be ignoring the will of shareholders if, upon a no-vote on Max / IPC, it rejected Validus The Board would be choosing no premium, no diversification and operating as a standalone company with a retiring CEO "IPC has not conducted due diligence on VR" - IPC/Max Investor Presentation Could be completed within 48 hours; Validus is fully-prepared to allow IPC diligence Plethora of information on Validus is available publicly (e.g. investment portfolio by CUSIP, PMLs, zonal aggregates) "At the earliest, a hypothetical VR transaction would close during hurricane season" - IPC/Max Investor Presentation Upon a "no-vote," Validus could promptly close its exchange offer by the end of June, or scheme of arrangement by mid-July Potential "Downsides" of a No-Vote for Max/IPC? The major "downsides" cited by Max / IPC of voting against the Max/IPC amalgamation are controllable by IPC and could easily be discharged if the IPC Board respected the will of shareholders

Roadmap to Expedited Completion: Three Part Plan 1 Second shareholder meeting can be called by IPC shareholders with at least 10% of the vote Validus offer has a clear path to completion and does not require the cooperation of the IPC Board One: Soliciting IPC Shareholders to Vote "Against" the Inferior Max Transaction Enables IPC to terminate IPC-Max amalgamation agreement and accept Validus' Amalgamation Offer Sends message that IPC shareholders want superior economics and long-term value offered by Validus Two: Commenced Exchange Offer for IPC Shares Allows Validus to acquire the outstanding shares of IPC - on same economic terms as Validus' Amalgamation Offer - shortly following the IPC annual general meeting if IPC shareholders vote down the IPC-Max transaction and the other conditions to the Exchange Offer are satisfied Subject to the receipt of at least 90% of the fully diluted common shares of IPC, termination of the amalgamation agreement between Max and IPC and other conditions consistent with the Validus Amalgamation Offer Exchange Offer is not conditioned on the receipt of regulatory approvals or the elimination of the possible termination fee to Max Followed by second-step acquisition under Bermuda law Three: Petition Bermuda Court to Approve Scheme of Arrangement Validus would acquire all of the IPC common shares under the same economic terms as in the Exchange Offer The Scheme of Arrangement can be accomplished - without the cooperation of the IPC Board - if approved by IPC shareholders at two shareholder meetings and sanctioned by the Supreme Court of Bermuda First shareholder meeting - court ordered meeting at which IPC shareholders can vote to approve the Scheme of Arrangement Required vote is the affirmative vote of a majority in number of IPC shareholders present at the meeting voting at least 75% of the votes cast Second shareholder meeting1 - IPC shareholders can require IPC to approve and be bound by the Scheme of Arrangement and to terminate the IPC- Max amalgamation agreement Required vote is an affirmative vote of the holders of a majority of IPC shares voting at the meeting

Summary Validus is committed to its Superior Proposal to acquire IPC Validus offers a superior value proposition for IPC shareholders A Validus / IPC combination creates a combined company with a strong balance sheet and a currency with superior investment characteristics IPC's "strategic process" was flawed and did not maximize IPC shareholder value; IPC / Max agreement reflects poor corporate governance Validus has a clear path to completion of an acquisition of IPC on a timely basis There is no downside for IPC shareholders in voting "No" on the Max amalgamation We urge you to Vote No on the Max / IPC amalgamation by voting against proposal 8 using Validus' GOLD proxy card

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Comparable Company Analysis Source: SNL 1 As of 3/31/09

Precedent Transactions Analysis 1 Source: SNL and company filings 1 Criteria: All property and casualty insurance transactions with the target based in Bermuda in the last five years with a transaction value greater than $100 million 2 Purchase price based on VR close price on 5/15/09 of $24.16, 1.1234x exchange ratio and $3.00 in cash, 55.943mm IPC common shares outstanding and book value as of 12/31/08; premium is to IPC 3/30/09 share price 2